Exhibit 10.27

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

This THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made effective and executed as of March 26, 2020, by and among WILHELMINA INTERNATIONAL, INC., a Delaware corporation (“Borrower”), ZIONS BANCORPORATION, N.A. dba AMEGY BANK (“Bank”), and each of the Guarantors set forth on the signature pages hereof (each a “Guarantor”, and collectively the “Guarantors”).

RECITALS

A.                 Borrower and Bank entered into that certain Credit Agreement dated as of April 20, 2011, as amended by that certain First Amendment to Credit Agreement dated as of January 1, 2012, that certain Second Amendment to Credit Agreement dated as of October 24, 2012, that certain Third Amendment to Credit Agreement dated as of July 31, 2014, that certain Fourth Amendment to Credit Agreement dated effective October 24, 2015, that certain Fifth Amendment to Credit Agreement dated effective May 13, 2016, that certain Sixth Amendment to Credit Agreement and First Amendment to Line of Credit Note dated effective November 9, 2016, that certain Seventh Amendment to Credit Agreement dated effective May 4, 2017, that certain Eighth Amendment to Credit Agreement and Waiver dated effective August 1, 2017, that certain Ninth Amendment to Credit Agreement and Second Amendment to Line of Credit Note dated effective October 24, 2017, that certain Tenth Amendment to Credit Agreement dated effective July 12, 2018, that certain Eleventh Amendment to Credit Agreement and Third Amendment to Line of Credit Note dated effective October 24, 2018, and that certain Twelfth Amendment to Credit Agreement and Fourth Amendment to Line of Credit Note dated effective October 24, 2019 (as amended, the “Credit Agreement”).

B.                  In connection with the Credit Agreement, Borrower executed and delivered to Bank (i) that certain Line of Credit Promissory Note dated April 20, 2011, in the stated principal amount of $500,000.00, as amended and restated by that certain Amended and Restated Line of Credit Promissory Note dated as of January 1, 2012, in the stated principal amount of $1,500,000.00, as amended and restated by that certain Second Amended and Restated Line of Credit Promissory Note dated as of October 24, 2012, in the stated principal amount of $5,000,000.00, as amended and restated by that certain Third Amended and Restated Line of Credit Promissory Note dated as of October 24, 2015, in the stated principal amount of $4,000,000.00, as amended by that certain Sixth Amendment to Credit Agreement and First Amendment to Line of Credit Note dated effective November 9, 2016, that certain Ninth Amendment to Credit Agreement and Second Amendment to Line of Credit Note dated effective October 24, 2017, that certain Eleventh Amendment to Credit Agreement and Third Amendment to Line of Credit Note dated effective October 24, 2018, and that certain Twelfth Amendment to Credit Agreement and Fourth Amendment to Line of Credit Note dated effective October 24, 2019 (as amended and restated, the “Line of Credit Note”), (ii) that certain Promissory Note dated effective October 24, 2015, in the stated principal amount of $3,000,000.00 (the “Term Note”), and (iii) that certain Promissory Note dated effective July 12, 2018, in the stated principal amount of $1,000,000.00 (the “Second Term Note”).

C.                  In connection with the Credit Agreement, (i) Guarantors (other than Artists at Wilhelmina LLC, Wilhelmina Licensing (Texas) LLC, and Wilhelmina Artist Management LLC, a Delaware limited liability company) executed and delivered to Bank that certain Unlimited Guaranty dated April 20, 2011, (ii) Artists at Wilhelmina LLC (formerly known as Wilhelmina Creative, LLC) and Wilhelmina Licensing (Texas) LLC executed and delivered to Bank those certain Unlimited Guaranties dated effective October 24, 2015, and (iii) Wilhelmina Artist Management LLC, a Delaware limited liability company, executed and delivered to Bank that certain Unlimited Guaranty dated effective November 9, 2016 (the Unlimited Guaranties referenced in items (i) through (iii) preceding, collectively, the “Guaranty Agreements”).

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 1

D.                 In connection with the Credit Agreement, (i) Borrower and Guarantors (other than Wilhelmina Licensing (Texas) LLC, Artists at Wilhelmina LLC, and Wilhelmina Artist Management LLC, a Delaware limited liability company) executed and delivered to Bank that certain Pledge and Security Agreement dated as of April 20, 2011, as amended from time to time, (ii) Wilhelmina Licensing (Texas) LLC executed and delivered to Bank that certain Pledge and Security Agreement dated effective as of October 24, 2015, as amended from time to time, (iii) Artists at Wilhelmina LLC executed and delivered to Bank that certain Pledge and Security Agreement dated effective as of October 24, 2015, as amended from time to time, and (iv) Wilhelmina Artist Management LLC, a Delaware limited liability company, executed and delivered to Bank that certain Pledge and Security Agreement dated effective on or about November 9, 2016, as amended from time to time (collectively, the “Security Documents” and each a “Security Document”).

E.                  Borrower has requested Bank to (i) amend the minimum net worth covenant set forth in the Credit Agreement, (ii) waive the Existing Default (as defined below), and (iii) make certain other amendments to the Credit Agreement, all as more fully set forth herein, and Bank has agreed to the same upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

Section 1.1.             Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as assigned to them in the Credit Agreement, as amended hereby.

ARTICLE II
Amendments

Section 2.1.             Amendment to Section 4.9 of the Credit Agreement. Subsection (a) of Section 4.9 of the Credit Agreement is amended and restated in its entirety to hereafter read as follows:

(a)       Minimum Tangible Net Worth. Minimum Tangible Net Worth of not less than $4,000,000.00 on a quarterly basis, determined as of each fiscal quarter end.

For purposes hereof the following terms shall have the meanings indicated:

“Minimum Tangible Net Worth” means, with respect to the Loan Parties as of the date of calculation, the Total Tangible Assets of the Loan Parties minus the Total Liabilities of the Loan Parties.

“Total Tangible Assets” means, with the respect to the Loan Parties as of the date of calculation, all assets (both current and non-current) which in conformity with generally accepted accounting principles, would be included as assets on a consolidated balance sheet of the Loan Parties, less all intangible assets of the Loan Parties, including without limitation all trademarks, trade names, copyrights, patents, goodwill, and intellectual property of the Loan Parties and all other assets of the Loan Parties that would otherwise be classified as intangible assets under generally accepted accounting principles, as reasonably determined by Bank.

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 2

“Total Liabilities” means, with respect to the Loan Parties as of the date of calculation, all amounts which in conformity with generally accepted accounting, would be included as liabilities on a consolidated balance sheet of the Loan Parties.

Section 2.2.             Amendment to Section 5.7 of the Credit Agreement. The last sentence in Section 5.7 of the Credit Agreement (which was added pursuant to the Tenth Amendment to Credit Agreement dated July 12, 2018) is hereby amended and restated in its entirety to hereafter read as follows: “Notwithstanding the foregoing, Borrower shall be permitted to repurchase its equity interests using proceeds of the Term Loan and the Second Term Loan in the manner set forth in Sections 1.1(c) and 1.1(d) hereof.”

Section 2.3.             Waiver. Borrower has failed to be in compliance with Subsection 4.9(a) of the Credit Agreement (as in effect prior to this Amendment) for the fiscal quarter ending December 31, 2019 (the “Existing Default”). Borrower acknowledges and agrees that the Existing Default constitutes an Event of Default. Subject to Borrower’s and each Guarantor’s compliance with the terms and conditions of this Amendment and the other Loan Documents, including without limitation the complete satisfaction of the conditions precedent set forth in this Amendment, Bank hereby waives the Existing Default. Except for the waiver expressly set forth in this Section 2.3, nothing contained herein shall otherwise be deemed a consent to any violation of, or a waiver of compliance with, any term, provision, or condition set forth in any of the Loan Documents or a consent to or waiver of any other or future violations, breaches, Defaults, or Events of Default. The waiver set forth above in this Section 2.3 is made only with respect to Subsection 4.9(b) of the Credit Agreement (as in effect prior to this Amendment) for the fiscal quarter ending December 31, 2019, and said waiver shall not apply to any other provisions or measurement periods.

ARTICLE III
Conditions Precedent

Section 3.1.             Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by the Bank:

(a)                The following instruments shall have been duly and validly executed and delivered to Bank by the parties thereto, all in form, scope and content satisfactory to the Bank:

(i)                 this Amendment executed by Borrower and Guarantors; and

(ii)               resolutions of the Board of Directors (or other governing body) of Borrower and each Guarantor certified by the Secretary or an Assistant Secretary (or other custodian of records of each such entity) which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to be executed in connection herewith.

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 3

(b)                The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document, as amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent such representations and warranties relate to an earlier date.

(c)                No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank.

(d)                All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank and its legal counsel.

(e)                There shall have been no material adverse change in the condition (financial or otherwise) of Borrower or any Guarantor since July 12, 2018.

ARTICLE IV
Ratifications, Representations, Warranties

Section 4.1.             Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Guarantors agree that the Credit Agreement, as amended hereby, and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their respective terms.

Section 4.2.             Renewal of Security Interests. Each of Borrower and Guarantors hereby renews, regrants and affirms the liens and security interests created and granted in the Credit Agreement and in all other Loan Documents (including, without limitation, the Security Documents, as amended), to secure the prompt payment of all indebtedness and obligations of Borrower and each Guarantor under the Loan Documents as amended by the terms hereof, including without limitation any Letter of Credit Liabilities, the Line of Credit, the Term Loan, and the Second Term Loan. Each of Borrower and Guarantors agree that this Amendment shall in no manner affect or impair the liens and security interests securing the indebtedness of Borrowers and Guarantors to Bank and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower and Guarantors to be valid and subsisting.

Section 4.3.             Representations and Warranties. Borrower and Guarantors hereby represent and warrant to Bank as follows:

(a)                The execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the organizational documents of Borrower or any Guarantor, or any agreement, document, judgment, license, order or permit applicable to or binding upon Borrower or any Guarantor or their respective assets. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 4

(b)                The representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)                No Event of Default under the Credit Agreement or any Loan Document has occurred and is continuing, except to the extent waived in writing by Bank;

(d)                Borrower and Guarantors are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which each is a party, each as amended hereby, except to the extent waived in writing by Bank; and

(e)                Neither Borrower nor any Guarantor has amended any of its organizational documents since the date of the original execution of the Credit Agreement.

Section 4.4.             Guarantors’ Consent and Ratification. Each Guarantor hereby consents and agrees to the terms of this Amendment, and agrees that the Guaranty Agreement to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms. Furthermore, each Guarantor hereby agrees and acknowledges that (a) the Guaranty Agreements are Loan Document, (b) the Guaranty Agreements are not subject to any claims, defenses or offsets, (c) nothing contained in this Amendment or any other Loan Document shall adversely affect any right or remedy of Bank under the Guaranty Agreements, (d) the execution and delivery of this Amendment shall in no way reduce, impair or discharge any obligations of any Guarantor pursuant to the Guaranty Agreements and shall not constitute a waiver by Bank against any Guarantor, (e) by virtue hereof and by virtue of the Guaranty Agreements, each Guarantor hereby guarantees to Bank the prompt and full payment and full and faithful performance by the Borrower of the entirety of the Guaranteed Indebtedness (as defined in the Guaranty Agreements) including, without limitation, all amounts owing under the Line of Credit Note, the Term Note, the Second Term Note, and all Letter of Credit Liabilities, (f) no Guarantor’s consent is required to the effectiveness of this Amendment, and (g) no consent by any Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Credit Agreement or any present or future Loan Document.

ARTICLE V
Miscellaneous

Section 5.1.             Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

Section 5.2.             Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement or any of the Loan Documents shall mean a reference to the Credit Agreement or such Loan Documents in each case as amended hereby.

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 5

Section 5.3.             Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, and any other Loan Document, as amended hereby, including, without limitation, the reasonable costs and fees of Bank’s legal counsel.

Section 5.4.             RELEASE. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE BANK, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN. ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER AND ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATIONS FOR AND EXECUTION OF THE LOAN DOCUMENTS.

Section 5.5.             Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.6.             GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.7.             Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 5.8.             WAIVER OF TRIAL BY JURY. THE PARTIES HERETO AGREE THAT NO PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY BANK, BORROWER AND GUARANTORS. EACH OF BANK, BORROWER AND GUARANTORS ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 6

Section 5.9.             Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.10.          Descriptive Headings. The captions in this Amendment are for convenience only and shall not define or limit the provisions hereof.

Section 5.11.          ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

Section 5.12.          Arbitration. All disputes, claims, and controversies arising from this Amendment shall be arbitrated in accordance with Section 7.15 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Page 7

EXECUTED as of the date first written above.

BORROWER:

WILHELMINA INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ James McCarthy_______________________

James McCarthy

Chief Financial Officer

GUARANTORS:

WILHELMINA LICENSING LLC,

a Delaware limited liability company

By: : /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA LICENSING (TEXAS) LLC,

a Texas limited liability company

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA FILM & TV PRODUCTIONS LLC, a Delaware limited liability company

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA ARTIST MANAGEMENT LLC, a New York limited liability company

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

[Signatures Continue on Next Page]

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Signature Page

WILHELMINA-MIAMI, INC.,

a Florida corporation

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA INTERNATIONAL, LTD.,

a New York corporation

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA WEST, INC.,

a California corporation

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA MODELS, INC.,

a New York corporation

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

LW1, INC.,

a California corporation

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

[Signatures Continue on Next Page]

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Signature Page

ARTISTS AT WILHELMINA LLC,

a Florida limited liability company

(formerly known as Wilhelmina Creative, LLC)

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

WILHELMINA ARTIST MANAGEMENT LLC,

a Delaware limited liability company

By: /s/ James McCarthy____________________

James McCarthy

Chief Financial Officer

[Signatures Continue on Next Page]

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT - Signature Page

BANK:

ZIONS BANCORPORATION, N.A. dba AMEGY BANK

By: /s/ Nicholas J. Diaz____________________

Nicholas J. Diaz

Executive Vice President

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT – Signature Page